IRA Ideal!

                          Defined Asset Funds[SM]



SELECT SERIES
Standard & Poor's
Industry Turnaround Portfolio



                                                               A New Direction
                                                        For Industry Investing

                                                       [ML logo] Merrill Lynch


                             STANDARD & POOR'S
                                 INDUSTRY
                                TURNAROUND
                                 PORTFOLIO

               Industry direction can be as important as stock selection. The challenge is, how can you do it?

      Defined Asset Funds[SM] can help.


A Defined Contrarian Approach

Some of the best investments may be found in the industries no one else wants to buy. The challenge is to find an industry just as it turns the corner of recovery. Once you've found it, look within each industry to find promising stocks. Our Select Series--Standard & Poor's [*] Industry Turnaround Portfolio puts this contrarian approach into action through a unique two-part-screening process.

The Select Strategy

Like other Portfolios in the Defined Asset Funds Select Series, the Select Standard & Poor's Industry Turnaround Portfolio employs a contrarian "buy and hold" strategy. That means it follows a disciplined investment style of choosing stocks from industries that are currently out of favor, and then holds the investment for a set period of time--in this case, two years. At the end of that period, the screening process is reapplied. You can reinvest in the new Portfolio, if available, or you can redeem your investment.

Although the Select Standard & Poor's Industry Turnaround Portfolio is a two-year investment, we recommend you stay with the Strategy for at least four to six years for more consistent results.

A Tax-Efficient Structure

By holding this two-year Portfolio until the end, you can benefit from favorable tax treatment on any capital gains. Gains on assets held for more than 18 months are now taxed at the maximum federal tax rate of 20% for individuals.

The Select Standard & Poor's
Industry Turnaround Portfolio--
An Ideal IRA Choice!

o     A low minimum investment of just $250.
o     A contrarian strategy for choosing potentially undervalued industries.
o     A disciplined "buy and hold" investment philosophy.


The Power of the Turnaround Strategy

These figures are hypothetical results of the Industry Turnaround Strategy (not any actual Portfolio). They illustrate how the Strategy could have performed compared to the S&P 500 Index [*]. The index would have outperformed the Strategy in ten of these two-year periods. While hypothetical past performance of the Strategy is no guarantee of future results of any Portfolio, these figures show the potential of the Strategy.

A Hypothetical Investment in the Industry Turnaround Strategy vs. the S&P 500 Index

[A bar graph compares the cumulative annual performance from 1973 through 1997
(1) of the Strategy (ochre) and the S&P 500 Index (blue). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart ("net of sales charges and expenses"). The horizontal
(X) axis compares the cumulative annual performance by year, from 1973 through 1997. The vertical (Y) axis reflects the percentage value, ranging from -40% to 160%, of each index from 1973 through 1997.]

Hypothetical Past Strategy Performance (not any Portfolio)

       Returns for 2-Year Periods
       Strategy returns are net of sales charges and expenses

          Periods                   Strategy                 S&P 500 Index
         1/1-12/31                Total Return               Total Return
          1973-74                    -22.56%                    -36.01%
          1974-75                     26.52                      -0.08
          1975-76                    148.31                      68.00
          1976-77                     31.11                      15.10
          1977-78                    -14.40                      -1.50
          1978-79                     52.75                      24.77
          1979-80                     55.01                      53.53
          1980-81                     53.93                      25.37
          1981-82                     20.37                      13.53
          1982-83                     44.30                      45.97
          1983-84                    -11.87                      29.30
          1984-85                     13.66                      37.45
          1985-86                     49.16                      54.47
          1986-87                     19.27                      25.02
          1987-88                     24.64                      22.32
          1988-89                     55.76                      51.44
          1989-90                      0.09                      27.23
          1990-91                     24.81                      24.89
          1991-92                     72.47                      39.38
          1992-93                     37.77                      17.81
          1993-94                    -12.07                      11.31
          1994-95                     54.01                      37.82
          1995-96                     78.38                      67.52
          1996-97                     50.12                      63.30
        1/1-12/31/97                  19.13%                     33.10%


Average Annual Total Returns for Period Ending 12/31/97

            3 Years    5 Years    10 Years    15 Years    20 Years    25 Years

Strategy    27.21%     14.87%      17.87%      13.33%      16.44%      14.52%

S&P 500     30.82%     20.06%      17.89%      17.37%      16.41%      12.85%


The table and chart above compare the hypothetical performance of the Turnaround Strategy (not any actual Portfolio) with the performance of the S&P
500. Returns shown represent price changes plus dividends received at the end of each two-year holding period, and do not reflect commissions or taxes.
Only the Strategy figures reflect the deduction of Portfolio sales charges (4.50% for the first 2 two-year periods, 3.50% for each subsequent 2 year period) and estimated expenses. Portfolio performance will differ from the Strategy because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from the closing prices used in determining Portfolio unit price, Portfolios are not fully invested at all times, and stocks may not be weighted equally.

[*] "Standard & Poor's," and "S&P 500" are trademarks of The McGraw-Hill Companies and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's.

(1)  1/1/97 through 12/31/97



                         A Dual Screening Process

1     Industry Direction

Turnaround Industries

Analyze approximately 100 industries that make up the S&P 500 Index and target those industries that have underperformed the index over the past 12 months. Select those industries that have broken above their nine-month average of relative annual returns. We believe these industries may have the momentum to turn around.

The Contrarian Advantage

Rank the remaining industries in order of their 12-month relative price performance, as compared to the S&P 500. The five industries with the weakest relative performance are then selected for the Select Series Standard & Poor's Industry Turnaround Portfolio.

2     Stock Selection

Rank for Quality

Within each of the five chosen Industries, list all companies in order of their respective S&P Quality Rankings.

Finding Large-Cap Quality Stocks

Select either the four stocks with the highest S&P Quality Rankings or, if the industry has four or fewer stocks, select all the stocks. In the event of a tie, the stock with the larger market capitalization is selected.

                          About Standard & Poor's


STANDARD & POOR'S is a leading financial information, analysis and investment research company. Since 1860, it has provided investors and financial institutions with financial research and market data. Its most notable benchmark, the S&P 500 Composite Stock Price Index, features utility, financial, transportation and industrial stocks. Standard & Poor's is the Portfolio Consultant for the Select Industry Turnaround Portfolio.

Risk Defined

This Portfolio is designed for investors able and willing to assume the risks of a portfolio of stocks from industries whose prices are currently depressed, as well as those risks generally associated with equity investments. There can be no assurance that the prices of these stocks (and therefore the Portfolio price) will increase, or not decline further, during the Portfolio's two-year life. Additionally, equity markets have been at historically high levels, and no assurance can be given that these levels will continue.

Cost Defined

First-time investors pay an initial sales charge of approximately 1% when they buy. All investors pay a deferred sales charge of seven monthly payments of $2.50 per 1,000 units, deducted from the Portfolio's net asset value in each year of the Portfolio's two-year life ($35.00 total).

                                                              As a % of
Sales                                      Amount Per       Initial Public
Charges                                    1,000 Units      Offering Price
-----------------------------------------------------------------------------
Initial Sales Charge                         $10.00             1.00%
Annual Deferred Sales Charge                 $17.50             1.75%
(per year x 2 years)
                                          ==============================
Maximum Sales Charge                         $45.00             4.50%
Estimated Annual Operating Expenses
(as a % of net assets)                        $2.89             0.29%
-----------------------------------------------------------------------------


If you sell your investment before the final deferred sales charge installment in either the first or second year, the remaining deferred sales charges for that year will be deducted, along with the estimated cost of selling Portfolio stocks. If you roll over into a successor Portfolio, if available, the initial charge of 1% is waived. You only pay the deferred sales charge and operating expenses.

Turnaround to Industry Investing Today!

You can get started with the Select Standard & Poor's Industry Turnaround Portfolio with as little as $250. Call your financial professional for a free prospectus containing more complete information, including all charges and expenses. Please read the prospectus carefully before investing.

Information contained herein is subject to amendment. A registration statement relating to the next Select Standard & Poor's Industry Turnaround Portfolio has been filed with the Securities and Exchange Commission, but is not yet effective. These securities may not be sold, nor may offers to buy be accepted prior to the time the registration statement becomes effective. This brochure shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of those securities in any state in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

                                                                  11374SJ-1/98

[Copyright logo]1998 Merrill Lynch, Pierce, Fenner & Smith Incorporated.
      Member SIPC.